Fees Summary	Dec. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 57,107,444.60
Previously Paid Amount	4,128.86
Total Fee Amount	7,886.54
Total Offset Amount	0.00
Net Fee	$ 3,757.68